SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Blue Chip Fund

Effective February 27, 2012, DWS Blue Chip Fund merged into DWS Core Equity Fund (formerly, DWS Growth & Income Fund) and is no longer offered by this prospectus dated February 1, 2012. All references to DWS Blue Chip Fund are hereby removed from this prospectus.

DWS Core Equity Fund is offered in the same prospectus dated February 1, 2012. For a copy of the fund’s current prospectus, please contact DWS Investments by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C and INST) and (800) 728-3337 (S) or asking your financial advisor.

Please Retain This Supplement for Future Reference

February 27, 2012 PROSTKR-149